SUPPLEMENT DATED NOVEMBER 22, 2010
TO THE ONEAMERICA FUNDS, INC.
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2010

1.)	Page 16 of the Statement of Additional Information is revised to modify the second paragraph of the “Management Information” section as follows:

Management Information

The board’s leadership structure features an Interested Director serving as board chairman and an Independent Lead Director. The entire Audit Committee is comprised of Independent Directors.  This structure is reviewed by the board regularly and the board believes it to be appropriate and effective.  All Independent Directors meet regularly outside of the presence of the directors who are “interested persons” (as that term is defined in the 1940 Act) of the Fund, the Investment Adviser or the Fund’s principal underwriter, which allows the Independent Directors to participate in a full range of board oversight duties, including risk management.

2.)	Page 16 of the Statement of Additional Information is revised to modify the following information in the table:

The names of the directors, their addresses, ages, positions, principal occupation(s) during the past five (5) years, number of portfolios in the Fund complex overseen, and other directorships held by each director and executive officer are set forth below:

Name, Age and Address in 2010*	Current Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Independent Directors
Stephen J. Helmich, Age 61	Director	Indefinite, 12/17/2004 to present	President, Cathedral High School (1999 to present)	5	None
James L. Isch, Age 60	Director	Indefinite, 11/12/2009 to present;	Interim President, NVAA (9/2009 to present); Senior Vice President of Administration and CFO, NCAA (1998 to 9/2009)	5	None
Gilbert F. Viets, Age 66	Independent Lead Director Chairman of the Audit Committee Director	Indefinite, 8/20/2010 to present; Indefinite, 11/16/2007 to present; Indefinite, 9/27/2004 to present	Deputy Commissioner and Chief of Staff, Indiana Department of Transportation (12/2006 until his retirement in 11/2008); State of Indiana Office of Management & Budget (2005-12/2006)	5	St. Vincent Hospital Indianapolis
Interested Directors
William R. Brown**, Age 71	Chairman Director	Indefinite, 8/20/2010 to present 11/16/2007 to present	General Counsel & Secretary, American United Life Insurance Company® (1/1986 until his retirement in 8/2002)	5	Franklin College
Joseph E. DeGroff***, Age 57	Director	Indefinite, 11/4/2010 to present	Attorney, Ice Miller, LLP (Law Firm) (1975 to present)	5	None

* The Directors of the Fund can be reached at OneAmerica Funds, Inc. c/o Legal Department, One American Square, Indianapolis, IN 46282.
** Due to his former employment with AUL and his current receipt of deferred compensation from AUL, Mr. Brown may be deemed to be an “interested person” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
*** Due to his position as a partner at Ice Miller, a law firm that gives legal advice to AUL, Mr. DeGroff may be deemed to be an “interested person” of the Fund, as that term is defined in the 1940 Act.

3.)	Page 17 of the Statement of Additional Information is revised to modify the following information in the table:

Name and Age in 2010*	Current Position with the Fund	Term of Office and Length of Service	Principal Occupations during the Past Five Years
J. Scott Davison, Age 46	President	Indefinite, 8/15/08 to present	Chief Financial Officer, American United Life Insurance Company® (6/2004 to Present)
Constance E. Lund, Age 57	Treasurer	Indefinite, 2/2/00 to present	Senior Vice President, Corporate Finance, American United Life Insurance Company® (1/2000 to present)
Richard M. Ellery, Age 39	Secretary	Indefinite, 8/24/07 to present	Associate General Counsel, American United Life Insurance Company® (1/2007 to present); Assistant General Counsel, American United Life Insurance Company® (5/2004-1/2007);
Daniel Schluge, Age 50	Assistant Treasurer	Indefinite, 2/23/07 to present	Controller, American United Life Insurance Company® (7/2000 to present)
Stephen L. Due, Age 33	Assistant Secretary	Indefinite, 11/4/10 to present	Assistant General Counsel, American United Life Insurance Company® (6/2007 to present); Attorney, Bingham McHale (9/2002 to 6/2007)
Sue Uhl Age 52	Anti-Money Laundering Officer	Indefinite, 05/18/07 to present	Assistant General Counsel, American United Life Insurance Company® (2007 to present); Deputy Commissioner State of Indiana (2/2005-11/2006)

* The Executive Officers of the Fund can be reached at OneAmerica Funds, Inc. c/o Legal Department, One American Square, Indianapolis, IN 46282.
Due to their current employment with AUL, Mr. Davison, Ms. Lund, Mr. Ellery, Mr. Schluge, Mr. Due and Ms. Uhl may be deemed to be “interested persons” as defined by Section 2(a)(19) of the 1940 Act.

4.)	Page 19 of the Statement of Additional Information to modify the following information in the “Additional Information Concerning the Board of Directors” section:

All references to Jean Wojtowicz should be removed from this section.

The following should be added to this section:

Mr. DeGroff has practiced law for over 30 years and has significant experience in securities law, mergers and acquisitions and general business transactions.  He is a partner at the Ice Miller LLP law firm and a member of its Business Practice Group.  This experience, along with his reputation and character, qualify him as a suitable member of the Board.

This Supplement should be retained with the Statement of Additional Information for future reference.